UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2021

THE PROCTER & GAMBLE COMPANY
 (Exact Name of Registrant as Specified in Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
 (Address of Principal Executive Offices, and Zip Code)

513-983-1100
Registrant’s Telephone Number, Including Area Code

   (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	New York Stock Exchange
2.000% Notes due 2021	PG21	New York Stock Exchange
2.000% Notes due 2022	PG22B	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
5.250% GBP notess due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 29, 2021, The Procter & Gamble Company (the "Company") announced the following executive changes:

David S. Taylor, Chairman of the Board, President and Chief Executive Officer, will transition into the role of Executive Chairman of the Board, effective November 1, 2021, to serve at the pleasure of the Board of Directors.

Jon R. Moeller (age 57), currently Vice Chairman and Chief Operating Officer, has been elected President and Chief Executive Officer, effective November 1, 2021, to serve at the pleasure of the Board of Directors. Mr. Moeller has also been appointed as a member of the Company’s Board of Directors, effective immediately. As an employee of the Company, Mr. Moeller will not serve on any Board committees.

Shailesh Jejurikar (age 54), currently Chief Executive Officer – Fabric and Home Care, has been elected Chief Operating Officer, effective October 1, 2021, to serve at the pleasure of the Board of Directors.

Mr. Moeller joined the Company in 1988 and has held positions of increasing responsibility since that time. Most recently, he has served as Vice Chairman and Chief Operating Officer (March 2021–present). Previously, he served as Vice Chairman, Chief Operating Officer and Chief Financial Officer (2019-–2021), Vice Chairman and Chief Financial Officer (2017–2019), and Chief Financial Officer (2009–2017).

Effective November 1, 2021, Mr. Moeller will receive an annual base salary of U.S. $1,600,000 and will participate in the Company's annual incentive program with a target award equal to 200% of base salary. In relation to his election and in connection with the Company’s annual equity grant cycle, the Board of Directors approved a long-term incentive award valued at $11,200,000, with approximately 50% of the long-term incentive value in the Company’s Performance Stock Program and 50% in the Long-Term Incentive Program. Going forward, Mr. Moeller will continue to receive equity grants under the Company's long-term incentive program commensurate with his position and on the same timing as other executive officers and will participate in all other elements of the Company's executive compensation and benefit programs (including as a vested participant in the Company's retirement program). Those programs are outlined in the Company's definitive proxy statement dated August 28, 2020. Mr. Moeller will not receive any fees for his service on the Board of Directors. In addition, the Company’s definitive proxy statement outlines a related person transaction between the Company and Mr. Moeller’s spouse, who retired from the Company in December 2020.

Mr. Jejurikar joined the Company in 1989 and has held multiple positions of increasing responsibility since that time. Prior to his current service as Chief Executive Officer – Fabric and Home Care (2018–present), Mr. Jejurikar served as President – Global Fabric Care and Brand-Building Officer Global Fabric & Home Care (2015-–2018) and as President – Fabric Care, North America; Brand-Building Officer Fabric & Home Care New Business Creation (2014-–2015).
Effective October 1, 2021, Mr. Jejurikar will receive an annual base salary of U.S. $1,000,000 and will participate in the Company's annual incentive program with a target award equal to 120% of base salary. In relation to his election and in connection with the Company’s annual equity grant cycle, the Board of Directors approved a long-term incentive award valued at $4,000,000, with approximately 50% of the long-term incentive value in the Company’s Performance Stock Program and 50% in the Long-Term Incentive Program. Going forward, Mr. Jejurikar will continue to receive equity grants under the Company's long-term incentive program commensurate with his position and on the same timing as other executive officers and will participate in all other elements of the Company's executive compensation and benefit programs (including as a vested participant in the Company's retirement program). Those programs are outlined in the Company's definitive proxy statement dated August 28, 2020.
Finally, effective November 1, 2021, Mr. Taylor will receive an annual base salary of U.S. $1,200,000 and will participate in the Company's annual incentive program with a target award equal to 150% of base salary. In relation to his election and in connection with the Company’s annual equity grant cycle, the Board of Directors approved a long-term incentive award valued at $12,500,000, with approximately 50% of the long-term incentive value in the Company’s Performance Stock Program and 50% in the Long-Term Incentive Program. Going forward, Mr. Taylor will continue to receive equity grants under the Company's long-term incentive program commensurate with his position and on the same timing as other executive officers and will participate in all other elements of the Company's executive compensation and benefit programs (including as a vested participant in the Company's retirement program). Those programs are outlined in the Company's definitive proxy statement dated August 28, 2020.

The Company is filing the information under this item pursuant to Item 5.02, "Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers."

ITEM 7.01    REGULATION FD DISCLOSURE

The Company issued a news release on July 29, 2021, announcing the election and appointment of Mr. Moeller, the election of Mr. Jejurikar, and the changes to Mr. Taylor’s role.  A copy of this news release is furnished as Exhibit 99.1

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Executive Changes Press Release by The Procter & Gamble Company dated July 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              July 29, 2021

INDEX TO EXHIBIT(S)

Exhibit Number	Description
99.1	Executive Changes Press Release by The Procter & Gamble Company dated July 29, 2021.